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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Amedore Homes, Inc. on Form SB-2 of our report dated June 29, 2000 (August 15, 2000 with respect to the extension on the line of credit as disclosed in Note 9), appearing in the Prospectus, which is part of this Registration Statement, and to the reference to us under the headings "Experts" in such Prospectus.



/s/ Deloitte & Touche LLP

August 16, 2000